Debt	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Debt
Debt
The Company’s outstanding debt is as follows:

December 31,
(In millions of dollars)	2012	2011
Short-term:
Current portion of long-term debt	$260	$260
Long-term:
Senior notes – 6.25% due 2012 (5.1% effective interest rate)	$—	$250
Senior notes – 4.850% due 2013	250	251
Senior notes – 5.875% due 2033	296	296
Senior notes – 5.375% due 2014	326	326
Senior notes – 5.75% due 2015	479	479
Senior notes – 2.30% due 2017	249	—
Senior notes – 9.25% due 2019	398	398
Senior notes – 4.80% due 2021	497	496
Mortgage – 5.70% due 2035	422	431
Other	1	1
	2,918	2,928
Less current portion	260	260
	$2,658	$2,668

The senior notes in the table above are publically registered by the Company with no guarantees attached.
During the first quarter of 2012, the Company repaid its 6.25% fixed rate $250 million senior notes that matured. The Company used proceeds from the issuance of 2.3% five-year $250 million senior notes in the first quarter of 2012 to fund the maturing notes.
On July 15, 2011, the Company purchased a total of $600 million of outstanding notes comprised of $330 million of its 5.375% notes due in 2014 and $270 million of its 5.750% notes due in 2015. The Company acquired the notes at market value plus a tender premium, which exceeded the notes' carrying values.
The Company used proceeds from the issuance of 4.80% ten-year $500 million senior notes in the third quarter of 2011 and cash on hand to fund the amounts associated with the tendered bonds.
In February 2013, the Company repaid $250 million of maturing senior notes.
The Company and certain of its foreign subsidiaries maintain a $1.0 billion multi-currency five-year unsecured revolving credit facility. The interest rate on this facility is based on LIBOR plus a fixed margin which varies with the Company's credit ratings. This facility requires the Company to maintain certain coverage and leverage ratios which are measured quarterly. There were no borrowings outstanding under this facility at December 31, 2012.
In December 2012, the Company closed on a $50 million, three-year delayed draw term loan facility. The interest rate on this facility is based on LIBOR plus a fixed margin which varies with the Company's credit ratings. The Company has the ability to increase the loan amount by $100 million during the life of the loan. The facility requires the Company to maintain coverage ratios and leverage ratios consistent with the revolving credit facility discussed above. There were no borrowings under this facility at December 31, 2012.
Derivative Financial Instruments
In February 2011, the Company entered into two $125 million 3.5-year interest rate swaps to hedge changes in the fair value of the first $250 million of the outstanding 5.375% senior notes due in 2014.
Under the terms of the swaps, the counter-parties will pay the Company a fixed rate of 5.375% and the Company will pay interest at a floating rate of three-month LIBOR plus a fixed spread of 3.726%. The maturity date of the senior notes and the swaps match exactly. The floating rate resets quarterly, with every second reset occurring on the interest payment date of the senior notes. The swaps net settle every six months on the senior note coupon payment dates. The swaps are designated as fair value hedging instruments and are deemed to be perfectly effective in accordance with applicable accounting guidance. The fair value of the swaps at inception was zero and subsequent changes in the fair value of the interest rate swaps are reflected in the carrying value of the interest rate swaps and in the consolidated balance sheet. The carrying value of the debt on the balance sheet was adjusted by an equal amount. The gain or loss on the hedged item (fixed rate debt) and the offsetting gain or (loss) on the interest rate swaps for the periods ended December 31, 2012 and December 31, 2011 is as follows:

	2012			2011
Income statement classification (In millions of dollars)	Loss on Swaps	Gain on Notes	Net Income Effect	Gain on Swaps	Loss on Notes	Net Income Effect
Other Operating Expenses	$(1)	$1	$—	$7	$(7)	$—

The amounts earned and owed under the swap agreements are accrued each period and are reported in interest expense. There was no ineffectiveness recognized in the periods presented. The portion of the debt acquired under the tender offer discussed above was not part of the first $250 million outstanding and therefore, did not impact the hedged portion of this debt.
Additional credit facilities, guarantees and letters of credit are maintained with various banks, primarily related to operations located outside the United States, aggregating $247 million at December 31, 2012 and $248 million at December 31, 2011. There were no outstanding borrowings under these facilities at December 31, 2012 or December 31, 2011.
Scheduled repayments of long-term debt in 2013 and in the four succeeding years are $260 million, $330 million, $491 million, $11 million and $262 million, respectively.
Fair value of Short-term and Long-term Debt
The estimated fair value of the Company’s short-term and long-term debt is provided below. Certain estimates and judgments were required to develop the fair value amounts. The fair value amounts shown below are not necessarily indicative of the amounts that the Company would realize upon disposition, nor do they indicate the Company’s intent or need to dispose of the financial instrument.

	December 31, 2012		December 31, 2011
(In millions of dollars)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short-term debt	$260	$261	$260	$261
Long-term debt	$2,658	$2,986	$2,668	$2,958

The fair value of the Company’s short-term debt, which consists primarily of term debt maturing within the next year, approximates its carrying value. The estimated fair value of a primary portion of the Company’s long-term debt is based on discounted future cash flows using current interest rates available for debt with similar terms and remaining maturities. Short and long-term debt would be classified as Level 2 in the fair value hierarchy.